Prospectus Supplement - February 12, 1999*

Strategist Growth Fund, Inc. (Sept. 29, 1998)
Strategist Special Growth Fund (S-6120 F) (9/98)

The following paragraph replaces the paragraph on Guru Baliga in the "Portfolio managers" section in the prospectus:

Keith Tufte began managing this Fund in November 1998. He also became director of research-equities for the Advisor in 1998. He joined the Advisor in 1990. Prior to that he served as portfolio manager of Equity Income Portfolio.









S-612021 A (2/99)

*Destroy September 30, 1999.